UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

PACIFIC SPECIAL ACQUISITION CORP.

 (Exact name of registrant as specified in its charter)

British Virgin Islands	001- 37593	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 Pudong South Road, The World Plaza, 27th Floor

Pudong, Shanghai

China 200120

(Address of principal executive offices, including Zip Code)

(86) 21-61376584

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION

PRIOR TO AND AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, PACIFIC SPECIAL ACQUISITION CORP. (“PACIFIC”) HAS HELD, AND INTENDS TO CONTINUE TO HOLD, PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING PACIFIC’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OF PACIFIC AND BORQS INTERNATIONAL HOLDING CORP (“BORQS”) DESCRIBED IN PACIFIC’S CURRENT REPORT ON FORM 8-K FILED JANUARY 3, 2017.

IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, ON FEBRUARY 13, 2017, PACIFIC FILED A PRELIMINARY PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). IT WILL FILE WITH THE SEC AND MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO ITS SHAREHOLDERS, WHEN AVAILABLE. SHAREHOLDERS OF PACIFIC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ PACIFIC’S PRELIMINARY PROXY STATEMENT AND AMENDMENTS THERETO AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH PACIFIC’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO IT. SUCH PERSONS CAN ALSO READ PACIFIC’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2016 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF PACIFIC’S OFFICERS AND DIRECTORS AND THEIR EXPECTED RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE EVENT OF A SUCCESSFUL CONSUMMATION OF THE PROPOSED BUSINESS COMBINATION. PACIFIC’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SHAREHOLDERS OF PACIFIC AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS RELATING TO THE PROPOSED BUSINESS COMBINATION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT, WHEN AVAILABLE, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT PACIFIC, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY CALLING 1-800-SEC-0330. COPIES OF THE DEFINITIVE PROXY STATEMENT AND OTHER FILINGS WITH THE SEC CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO PACIFIC AT 855 PUDONG SOUTH ROAD, THE WORLD PLAZA, 27TH FLOOR, PUDONG, SHANGHAI, CHINA 200120.

PARTICIPANTS IN THE SOLICITATION

PACIFIC AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATIONS OF PROXIES FROM PACIFIC’S SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING PACIFIC’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2016. ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS ARE CONTAINED IN THE PRELIMINARY PROXY STATEMENT AND WILL BE CONTAINED IN ANY AMENDMENTS THERETO AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT RELATING TO THE TRANSACTION WITH BORQS, WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

DISCLAIMER

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF PACIFIC OR BORQS, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, PACIFIC’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION; APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF THE REQUISITE SHAREHOLDER AND OTHER APPROVALS, THE PERFORMANCES OF PACIFIC AND BORQS, AND THE ABILITY OF PACIFIC OR, AFTER THE CLOSING OF THE TRANSACTIONS, THE COMBINED COMPANY, TO CONTINUE TO MEET THE NASDAQ CAPITAL MARKET’S LISTING STANDARDS; THE REACTION OF BORQS CUSTOMERS, SUPPLIERS, AND SERVICE PROVIDERS TO THE BUSINESS COMBINATION; UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTIONS; THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; AND GENERAL ECONOMIC CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN PACIFIC’S MOST RECENT FILINGS WITH THE SEC, INCLUDING THE PRELIMINARY PROXY STATEMENT FILED ON FEBRUARY 13, 2017. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING PACIFIC AND BORQS, THE BUSINESS COMBINATION TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO PACIFIC, BORQS, BORQS’ SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER PACIFIC, BORQS, NOR BORQS’ SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 1.01 Entry Into A Material Definitive Agreement.

As previously reported on a current report on Form 8-K filed on January 3, 2017, on December 27, 2016, Pacific Special Acquisition Corp., a British Virgin Islands business company with limited liability (“Pacific”), entered into a Merger Agreement (the “Merger Agreement”) with Borqs International Holding Corp. (“Borqs”), PAAC Merger Subsidiary Limited, a wholly-owned subsidiary of Pacific (“Merger Sub”), Zhengqi International Holding Limited, in the capacity as the representative for the shareholders of Pacific other than the shareholders of Borqs (the “Purchaser Representative”), Zhengdong Zou, in the capacity as the representative for the shareholders of Borqs (the “Seller Representative”), and for certain limited purposes thereof, Zhengqi International Holding Limited, as Pacific’s sponsor (the “Sponsor”). Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Borqs, with Borqs continuing as the surviving entity (the “Merger”). As a result of the consummation of the Merger, at the effective time of the Merger, and subject to the terms and conditions set forth in the Merger Agreement, the holders of Borqs issued and outstanding capital shares will receive ordinary shares, no par value, of Pacific (“Pacific Ordinary Shares”), the holders of Borqs issued and outstanding warrants will receive replacement warrants to acquire Pacific Ordinary Shares, and the holders of Borqs issued and outstanding options will have their options assumed by Pacific and will instead acquire Pacific Ordinary Shares upon exercise of such options.

On May 10, 2017, Pacific, the Purchaser Representative, the Seller Representative and Borqs entered into a First Amendment to the Merger Agreement (the “Amendment”) to amend certain of the terms of the Merger Agreement. The Amendment (i) reduces the base value of the merger consideration to be received by Borqs shareholders from $303.0 million to $270.0 million, (ii) provides that a number of the Pacific Ordinary Shares otherwise to be received by Borqs shareholders as merger consideration, between 2,352,285 and 3,846,154 shares (the “Earnout Shares”), will be contingent, deposited in escrow and subject to a earnout based on the consolidated net income of Pacific and its subsidiaries, subject to certain adjustments (the “Adjusted Net Income”), for the twelve month period from July 1, 2017 to June 30, 2018 (the “Earnout Period”), and (iii) revises the indemnity escrow so that 4% of the shares due to the Borqs shareholders as merger consideration at the Closing (excluding for the purposes of such calculation any Earnout Shares) are deposited into the indemnity escrow at the Closing. The exact number of Earnout Shares will be based on the aggregate of the funds left in Pacific’s trust account after redemptions in connection with the Merger and the proceeds from the private placement to be conducted by Pacific prior to the Closing (the “Closing Proceeds”), with there being 2,352,285 Earnout Shares if the Closing Proceeds are $24.0 million and the number of Earnout Shares increasing on a linear sliding scale, up to 3,846,154 Earnout Shares if the Closing Proceeds are $57.5 million. In order for the Borqs shareholders to receive the full Earnout Shares, Pacific will need to achieve at least $20.0 million in Adjusted Net Income during the Earnout Period, and if the Adjusted Net Income is greater than $18.0 million but less than $20.0 million, the Borqs shareholders will receive a pro-rated amount of the Earnout Shares on a sliding scale with zero Earnout Shares earned at $18.0 million in Adjusted Net Income and the full Earnout Shares earned at $20.0 million in Adjusted Net Income. In consideration of entering into the Backstop and Subscription Agreement, as described below, the Sponsor will be entitled to receive 2,352,285 of the Earnout Shares (the “Backstop Guarantee Shares”) if they are not earned by the Borqs shareholders, or a proportionate number of shares if the earnout is only partially earned by the Borqs shareholders. Any additional Earnout Shares in excess of the 2,352,285 Backstop Guarantee Shares (the “Net Income Shares”), to the extent not earned by Borqs shareholders, will be forfeited, returned to Pacific and cancelled. The Backstop Guarantee Shares will be issued at the Closing in the name of the Sponsor and deposited in escrow, and while held in escrow, the Sponsor will be entitled to all voting rights and dividend rights (other than equity securities paid as dividends) with respect to such shares. Any portion of the Backstop Guarantee Shares that are earned by the Borqs shareholders will be forfeited by the Sponsor and Pacific will issue new equivalent shares to the Borqs shareholders, with 4% of such newly-issued shares being added to the existing indemnity escrow until the ultimate release of the indemnity escrow pursuant to the terms of the Merger Agreement governing the indemnity escrow. The Net Income Shares will be issued at the Closing in the name of the Borqs shareholders and deposited in escrow, and while held in escrow, the Borqs shareholders will be entitled to all voting rights and dividend rights (other than equity securities paid as dividends) with respect to such shares. If released to the Borqs shareholders at the end of the Earnout Period, 4% of the Net Income Shares will be retained by the escrow agent and added to the existing indemnity escrow until the ultimate release of the indemnity escrow pursuant to the terms of the Merger Agreement governing the indemnity escrow. Additionally, the parties in the Amendment agreed that the amendment to Pacific’s amended and restated memorandum and articles of association as contemplated by the Merger Agreement will include certain additional requirements with respect to any acquisition of a business or entity from a third party by Pacific or its subsidiaries during the Earnout Period, including by merger, consolidation, acquisition of stock or assets, or any other form of business combination, of any entity or any division thereof, or any material amount of assets outside the ordinary course of business during the Earnout Period.

In connection with the execution of the Amendment, on May 11, 2017, Pacific and the Sponsor entered into a Backstop and Subscription Agreement (the “Backstop Agreement”), pursuant to which the Sponsor agreed to purchase up to $24.0 million of Pacific Ordinary Shares through (i) open market or privately negotiated transactions with third parties (with the Sponsor not obligated to pay a price of greater than $10.40 per share), (ii) a private placement at a price of $10.40 per share with consummation to occur concurrently with that of the Business Combination or (iii) a combination thereof, in order to ensure that there is at least $24.0 million in Closing Proceeds (the “Backstop Commitment”), although Sponsor is entitled, at its sole election, to purchase additional Pacific Ordinary Shares in excess of such $24.0 million Closing Proceeds requirement, up to $24.0 million purchased in total in connection with the Backstop Agreement. As consideration for the Backstop Commitment, the Sponsor will be entitled to receive the Backstop Guarantee Shares subject to the terms and conditions of the Amendment, as described above. In connection with the Backstop Agreement, at the Closing, Pacific and Sponsor will enter into a registration rights agreement, in a form to be agreed, with respect to the shares purchased in connection with the Backstop Agreement and any Backstop Guarantee Shares released from escrow to and retained by the Sponsor. If the Sponsor assigns all or a portion of its obligations under the Backstop Agreement to investors that are qualified institutional buyers or institutional accredited investors, such assignees will take a proportionate share of the Sponsor’s rights with respect to the Backstop Guarantee Shares and proportionate rights under the registration rights agreement contemplated by the Backstop Agreement.

Copies of the Amendment and the Backstop Agreement are filed with this Current Report on Form 8-K as, respectively, Exhibits 2.2 and 10.1 hereto, and are incorporated herein by reference, and the foregoing description of the Amendment and the Backstop Agreement are qualified in their entirety by reference thereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

2.2	First Amendment to Merger Agreement, dated as of May 10, 2017, by and among Pacific Special Acquisition Corp., Zhengqi International Holding Limited, in its capacity as the Purchaser Representative thereunder, PAAC Merger Subsidiary Limited, Zhengdong Zou, in its capacity as the Seller Representative thereunder, and Borqs International Holding Corp

10.1	Backstop and Subscription Agreement, dated as of May 11, 2017, by and between Pacific Special Acquisition Corp. and Zhengqi International Holding Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2017	PACIFIC SPECIAL ACQUISITION CORP.

	By:	/s/ Zhouhong Peng
Name: Zhouhong Peng
Title: Chief Executive Officer

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